                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ___________________________

                                  FORM 8-K/A
                          ___________________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 11, 1998

                               CYTRX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                       000-15327                  58-1642740
(State or Other           (Commission File Number)     (I.R.S. Employer
 Jurisdiction of                                       Identification No.)
 Incorporation)


                             154 TECHNOLOGY PARKWAY
                            NORCROSS, GEORGIA 30092
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (770) 368-9500

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 11, 1998, CytRx Corporation (the "Company") and Proceutics, Inc. ("Proceutics"), a subsidiary of the Company, consummated the sale of two buildings owned by them at 150 and 154 Technology Parkway, Norcross, Georgia to ARE - 150/154 Technology Parkway, LLC ("Alexandria"), an affiliate of Alexandria Real Estate Equities, Inc. ("Assignor") for an aggregate of $4.5 million. Proceutics assigned to Alexandria all of Proceutics' rights and obligations under the lease with Oread, Inc. relating to the 150 Technology Parkway building. In addition, the Company entered into a ten year lease with Alexandria for administrative office space at the 154 Technology Parkway building.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) Pro Forma Financial Information

    The Company has filed herewith as Exhibit 99.2, Pro Forma Condensed Consolidated Financial Statements consisting of (i) a Pro Forma Consolidated Balance Sheet as of March 31, 1998 giving effect to the divestiture of VetLife and the sale of the two buildings and the leaseback by the Company of the building at 154 Technology Parkway, (ii) a Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 giving effect to the merger of Zynaxis, Inc. with and into Vaxcel, Inc. and the sale of the two buildings on Technology Parkway and, (iii) a Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1998 giving effect to the sale of the two buildings and the leaseback by the Company of the building at 154 Technology Parkway. Such Pro Forma Condensed Consolidated Financial Statements are incorporated herein by reference.

(c)    Exhibits

Number         Exhibit


2.1* Purchase and Sale Agreement and Joint Escrow Instructions dated as of February 23, 1998, between Proceutics and Assignor

2.2** Purchase and Sale Agreement and Joint Escrow Instructions dated as of February 23, 1998 between the Company and Assignor

99.1*** Lease dated as of May 11, 1998 between the Company and Alexandria

99.2    Pro Forma Condensed Consolidated Financial Statements
------------
 * Incorporated by reference to Exhibit 10.14 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 filed on March 30, 1998.
** Incorporated by reference to Exhibit 10.13 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 filed on March 30, 1998.
*** Previously filed

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CYTRX CORPORATION

Date:  July 24, 1998                 By: /s/  Jack J. Luchese
                                         --------------------
                                         Jack J. Luchese
                                         President and Chief Executive Officer

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